SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF QUEENS
-------------------------------------------------------------------X
KERNS MANUFACTURING CORP.,                   :           Index No. 19788/03

                                Plaintiff,   :

                                             :
                  -against -                             STIPULATION
                                                              OF
                                             :           SETTLEMENT
VERIDIUM CORPORATION and
KBF POLLUTION MANAGEMENT, INC.,              :

                                Defendants.  :
-------------------------------------------------------------------X

     WHEREAS, the above referenced action was assigned for trial before the Honorable Timothy J. Flaherty, J.S.C., on February 1, 2007;

     WHEREAS, the parties reached a settlement on the record on that date and wish to further memorialize the terms of that settlement by this Stipulation;

     WHEREAS, since the time that the parties entered into the stock purchase and sale agreement that was a subject of this action, defendant KBF Pollution Management, Inc. ("KBF") merged with Veridium Corporation such that Veridium Corporation was the surviving corporation;

     WHEREAS, defendants previously issued to plaintiff Kerns Manufacturing Corp. ("Kerns") a stock certificate for 27,000,000 shares in KBF (the "KBF Shares") and subsequently caused a "stop transfer order" to be placed thereon; and WHEREAS, Veridium is now known as GS CleanTech Corporation ("GSCT"). In consideration of the foregoing recitals, which are adopted and incorporated herein by reference, the terms and conditions set forth below, and other good and valuable consideration, the adequacy of which is hereby acknowledged, IT IS HEREBY STIPULATED AND AGREED AS FOLLOWS:

     1. In full and final settlement of the First Cause of Action set forth in the Amended Complaint filed herein, GSCT shall issue to Kerns a Convertible Debenture in the principal amount of $500,000 (the "March Debenture") in the form annexed hereto as Exhibit "A" and a Convertible Debenture in the principal amount of $1,000,000 (the "June Debenture") in the form annexed hereto as Exhibit "B". The March Debenture shall provide for payment of $500,000 by wire transfer to Plaintiff on or before March 31, 2007. The June Debenture shall provide for payment of $1,000,000 by wire transfer to Plaintiff on or before June 30, 2007. The March Debenture and the June Debenture are referred to herein collectively as the "Debentures."

     2. Upon satisfaction of all conditions set forth herein, the parties shall exchange mutual general releases in the form annexed hereto as Exhibit "C".

     3. As security for the obligations of GSCT under the Debentures, GSCT shall, upon execution of this Stipulation, cause the removal of the "stop transfer order" on the KBF Shares, cause the removal of the restrictive legend on the KBF Shares, and deliver an unrestricted certificate for the KBF Shares to Wachtel & Masyr, LLP, who shall act as the escrow agent (the "Escrow Agent"), who shall deposit them in escrow and hold and distribute them strictly in accordance with the terms of the escrow agreement between Kerns, GSCT and the Escrow Agent attached hereto as Exhibit "D" (the "Escrow Agreement"). The KBF Shares shall be referred to herein as the "Escrow Shares".

     4. Upon execution of this Stipulation, GSCT will cause its securities counsel to issue a written opinion letter to the Transfer Agent for the Common Stock, in form and substance acceptable to Kerns, providing that the shares issuable upon conversion of the Debentures (the "Conversion Shares") shall be freely tradeable by Kerns without restriction pursuant to the exemption set forth in Rule 144(k) of the Securities and Exchange Commission.

     5. Defendants will cause a Current Report on Form 8-K to be filed with the Securities and Exchange Commission announcing the terms of this Stipulation within four (4) business days after execution of the Stipulation by the Court.

     6. The Debentures shall be transferable by Kerns only with the written consent of GCST. In the event that Kerns receives an offer from a third party to purchase either or both Debentures for cash equal to the principal balance(s) thereof, and the offer is accompanied by evidence of the ability of the third party to pay said principal balance in cash, Kerns will notify GSCT of such offer and will sell the Debenture(s) to the offeror promptly after receipt of GSCT's consent. Sale by Kerns of a Debenture for its principal balance shall be deemed, for purposes of this Stipulation, to constitute satisfaction by GSCT of its obligations to Kerns under that Debenture.

     7. In addition to all other remedies available to Kerns hereunder, should defendants fail to pay the $500,000 payment to Kerns on or before March 31, 2007, Kerns shall have the option, in its sole and absolute discretion, to take delivery of all or any part of the Escrow Shares from escrow and liquidate them at its choosing. In the event that defendants have made the $500,000 payment due on or before March 31, 2007, but shall fail to make the $1,000,000 payment due on or before June 30, 2007, the Escrow Agent shall promptly, upon notice thereof, deliver the Escrow Shares to Kerns and the Escrow Agreement shall be terminated.

     8. In addition to all other remedies available to Kerns hereunder, including, without limitation, the remedy set forth in paragraph 7 of this Stipulation, in the event that defendants fail to make the $500,000 payment to Kerns on or before March 31, 2007, Kerns may, upon application to this Court on notice to defendants, restore this action to the trial calendar as soon as Judge Flaherty permits. Such restoration shall include all Claims in the Amended Complaint and all Counterclaims. In the event that the action is so restored, the trial occurs and a monetary judgment is rendered in favor of Kerns, any proceeds realized by Kerns from the sale of the Escrow Shares or from the sale of the Conversion Shares or from the sale of either Debenture shall be set-off against such judgment obtained by Kerns against defendants.

     9. This Court shall retain jurisdiction over any and all disputes arising under, or relating to, this Stipulation.

     10. This Stipulation sets forth the entire understanding of the parties with respect to the subject matter hereof, any may be amended only upon a writing signed by all parties. Dated: New York, New York February 28, 2007

                         KERNS MANUFACTURING CORP.

                         By: /s/ Simon Syrbnik
                         Name: Simon Syrbnik
                         Title: Chairman

                         GS CLEAN TECH CORPORATION f/k/a
                         VERIDIUM CORPORATION

                         By: /s/ Kevin Kreisler
                         Name:  Kevin Kreisler
                         Title:  Chairman

APPROVED AS TO FORM:

WACHTEL & MASYR, LLP

By: /s/ Steven J. Cohen
      Steven J. Cohen
      110 East 59th Street
      New York, New York 10022
      (212) 909-9500
      Attorneys for Plaintiff

KIRKPATRICK & LOCKHART
PRESTON GATES ELLIS LLP

By: /s/ David S. Kwon
      David S. Kwon
      One Newark Center, 10th Floor
      Newark, New Jersey 07102
      (973) 848-4000
      Attorneys for Defendants

                            SO ORDERED this 28th day
                                of February 2007.


                             /s/___________________
                                     J.S.C.

                                   EXHIBIT "A"

                                              Effective Date: February 28, 2007

     NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. 1                                                                 $500,000

                            GS CLEANTECH CORPORATION

                              Convertible Debenture

                               Due: March 31, 2007

     This Convertible Debenture (the "Debenture") is issued by GS CLEANTECH CORPORATION, a Delaware corporation (the "Obligor"), to KERNS MANUFACTURING CORP. (the "Holder"), pursuant to the Stipulation of Settlement entered in the action titled "Kerns Manufacturing Corp. v. Veridium Corporation et al" in the Supreme Court of the State of New York (Queens County).

     FOR VALUE RECEIVED, the Obligor hereby promises to pay to the Holder or its successors and assigns the principal sum of Five Hundred Thousand Dollars ($500,000) on or before March 31, 2007 (the "Maturity Date"). The obligation represented by this Debenture shall not bear interest.

     This Debenture is subject to the following additional provisions:

     Section 1. Conversion.

     (a)  Conversion Procedure.

          (i) This Debenture shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time, after the Effective Date (set forth above) (subject to the limitations on conversion set forth in Section 1(b) hereof). The Debenture shall continue to be convertible on and after the Maturity Date, until it is satisfied in full. The number of shares of Common Stock issuable upon a conversion hereunder equals the quotient obtained by dividing (x) the outstanding amount of this Debenture to be converted by (y) the Conversion Price (as defined in Section 1(c)(i)). The Obligor shall deliver Common Stock certificates to the Holder prior to the Fifth (5th) Trading Day after a Conversion Date.

          (ii) The Holder shall effect conversions by delivering to the Obligor a completed notice in the form attached hereto as Exhibit 1 (a "Conversion Notice"). The date on which a Conversion Notice is delivered is the "Conversion Date." Unless the Holder is converting the entire principal amount outstanding under this Debenture, the Holder is not required to physically surrender this Debenture to the Obligor in order to effect conversions. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion. The Holder and the Obligor shall maintain records showing the principal amount converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.

     (b) Certain Conversion Restrictions. A Holder may not convert this Debenture to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of this Debenture held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Obligor the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of this Debenture is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of this Debenture that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Obligor shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in Section 1(a)(i) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Obligor. Other Holders shall be unaffected by any such waiver.

     (c)  Conversion Price and Adjustments to Conversion Price.

          (i) The conversion price in effect on any Conversion Date shall be equal to ninety percent (90%) of the average of the last trade prices for the Common Stock during the five (5) trading days immediately preceding the Conversion Date as quoted by Bloomberg, LP (the "Conversion Price").

          (ii) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter to, at its option, (A) convert the then outstanding principal amount and any other amounts then owing hereunder in respect of this Debenture into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holder of this Debenture shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the
               Common Stock of the Obligor into which the then outstanding principal amount and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled, or (B) require the Obligor to prepay the outstanding principal amount of this Debenture, plus all other amounts due and payable thereon. The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

          (iii) All calculations under this Section 1 shall be rounded up to the nearest $0.001 or whole share.

          (iv) If (A) the Obligor shall declare a dividend (or any other distribution) on the Common Stock; (B) the Obligor shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Obligor shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Obligor shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Obligor is a party, any sale or transfer of all or substantially all of the assets of the Obligor, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Obligor shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Obligor; then, in each case, the Obligor shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be mailed to the Holder at its last address as it shall appear upon the stock books of the Obligor, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Debenture during the 20-day calendar period commencing the date of such notice to the effective date of the event triggering such notice.

     (d)  Other Provisions.

          (i) The Obligor covenants that all shares of Common Stock that shall be issuable pursuant to this Section 1 shall, upon issue, be duly and validly authorized, issued and fully paid, and nonassessable.

          (ii) Upon a conversion hereunder the Obligor shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Closing Bid Price at such time. If the Obligor elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

          (iii) The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Obligor shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debenture so converted and the Obligor shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Obligor the amount of such tax or shall have established to the satisfaction of the Obligor that such tax has been paid.

          (iv) Nothing herein shall limit a Holder's right to pursue actual damages for the Obligor 's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, in each case without the need to post a bond or provide other security. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

     Section 2. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:


If to the Company, to:               GS CleanTech Corporation
                                     One Penn Plaza, Suite 1612
                                     New York, New York 10119
                                     Attn: Kevin Kreisler
                                     Telephone:  (212) 994-5374
                                     Fax:  (646) 572-6336

With a copy to:                      Robert Brantl, Esq.
                                     52 Mulligan Lane
                                     Irvington, NY 10553
                                     Telephone:  (914) 693-3026
                                     Fax:  (914) 693-1807

If to the Holder:                    Kerns Manufacturing Corp.
                                     37-14 29th Street
                                     Long Island City, New York 11101
                                     Attention:  Mr. Simon Srybnik, Chairman
                                     Telephone:  718-784-4044
                                     Fax: 718-786-0534

With a copy to:                      Robert W. Berend, Esq.
                                     Wachtel & Masyr, LLP
                                     10 East 59th Street
                                     New York, NY 10022
                                     Telephone:  212-909-9602
                                     Facsimile:  212-909-9455

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) business days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

     Section 3. Definitions. For the purposes hereof, the following terms shall have the following meanings:

          "Common Stock" means the common stock, par value $.001, of the Obligor and stock of any other class into which such shares may hereafter be changed or reclassified.

         "Conversion Date" shall mean the date upon which the Holder gives the Obligor notice of its intention to effectuate a conversion of this Debenture into shares of the Company's Common Stock as outlined herein.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Underlying Shares" means the shares of Common Stock issuable upon conversion of this Debenture.

     Section 4. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Obligor, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Obligor, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

     Section 5. If this Debenture is mutilated, lost, stolen or destroyed, the Obligor shall execute and deliver, in exchange and substitution for and upon cancellation of the mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Obligor.

     Section 6. Any waiver by the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

     Section 7. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

     IN WITNESS WHEREOF, the Obligor has caused this Secured Convertible Debenture to be duly executed by a duly authorized officer as of the date set forth above.


                              COMPANY:
                              GS CLEANTECH CORPORATION

                              By:________________________
                              Name:    Kevin Kreisler
                              Title: Chairman

                                   EXHIBIT "1"


                              NOTICE OF CONVERSION


        (To be executed by the Holder in order to convert the Debenture)



TO:

         The undersigned hereby irrevocably elects to convert $____________ of the principal amount of the above Debenture into Shares of Common Stock of GS CleanTech Corporation, according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:                        _________________________
Applicable Conversion Price:            _________________________
Signature:                              _________________________
Name:                                   _________________________
Address:                                _________________________
Amount to be converted:                 $________________________
Amount of Debenture unconverted:        $________________________
Conversion Price per share:             $________________________
Number of shares of Common Stock
to be issued:                           _________________________
Please issue the shares of Common
Stock in the following name and to
the following address:                  _________________________
Issue to:                               _________________________
Authorized Signature:
Name:                                   _________________________
Title:                                  _________________________
Phone Number:                           _________________________
Broker DTC Participant Code:            _________________________
Account Number:                         _________________________

                                   EXHIBIT "B"
                                             Effective Date:  February 28, 2007

     NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. 2                                                                $1,000,000

                            GS CLEANTECH CORPORATION

                              Convertible Debenture

                               Due: June 30, 2007

     This Convertible Debenture (the "Debenture") is issued by GS CLEANTECH CORPORATION, a Delaware corporation (the "Obligor"), to KERNS MANUFACTURING CORP. (the "Holder"), pursuant to the Stipulation of Settlement entered in the action titled "Kerns Manufacturing Corp. v. Veridium Corporation et al" in the Supreme Court of the State of New York (Queens County).

     FOR VALUE RECEIVED, the Obligor hereby promises to pay to the Holder or its successors and assigns the principal sum of One Million Dollars ($1,000,000) on or before June 30, 2007 (the "Maturity Date"). The obligation represented by this Debenture shall not bear interest.

     This Debenture is subject to the following additional provisions:

     Section 1. Conversion.

     (a) Conversion Procedure.

          (i) This Debenture shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time, after the Effective Date (set forth above) (subject to the limitations on conversion set forth in Sections 1(b)and 1(c) hereof). The Debenture shall continue to be convertible on and after the Maturity Date, until it is satisfied in full. The number of shares of Common Stock issuable upon a conversion hereunder equals the quotient obtained by dividing (x) the outstanding amount of this Debenture to be converted by (y) the Conversion Price (as defined in Section 1(d)(i)). The Obligor shall deliver Common Stock certificates to the Holder prior to the Fifth (5th) Trading Day after a Conversion Date.

          (ii) The Holder shall effect conversions by delivering to the Obligor a completed notice in the form attached hereto as Exhibit 1 (a "Conversion Notice"). The date on which a Conversion Notice is delivered is the "Conversion Date." Unless the Holder is converting the entire principal amount outstanding under this Debenture, the Holder is not required to physically surrender this Debenture to the Obligor in order to effect conversions. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion. The Holder and the Obligor shall maintain records showing the principal amount converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.

     (b) Certain Conversion Restrictions. A Holder may not convert this Debenture to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of this Debenture held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Obligor the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of this Debenture is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of this Debenture that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Obligor shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in Section 1(a)(i) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Obligor. Other Holders shall be unaffected by any such waiver.

     (c) Priority of March Debenture. Notwithstanding anything herein to the contrary, the Holder shall not be entitled to convert this Debenture into Common Stock unless the Debenture issued by the Obligor to the Holder that is due on March 31, 2007 has been fully satisfied or converted.

     (d)  Conversion Price and Adjustments to Conversion Price.

          (i) The conversion price in effect on any Conversion Date shall be equal to ninety percent (90%) of the average of the last trade prices for the Common Stock during the five (5) trading days immediately preceding the Conversion Date as quoted by Bloomberg, LP (the "Conversion Price").

          (ii) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter to, at its option, (A) convert the then outstanding principal amount and any other amounts then owing hereunder in respect of this Debenture into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holder of this Debenture shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the
               Common Stock of the Obligor into which the then outstanding principal amount and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled, or (B) require the Obligor to prepay the outstanding principal amount of this Debenture, plus all other amounts due and payable thereon. The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

          (iii) All calculations under this Section 1 shall be rounded up to the nearest $0.001 or whole share.

          (iv) If (A) the Obligor shall declare a dividend (or any other distribution) on the Common Stock; (B) the Obligor shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Obligor shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Obligor shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Obligor is a party, any sale or transfer of all or substantially all of the assets of the Obligor, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Obligor shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Obligor; then, in each case, the Obligor shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be mailed to the Holder at its last address as it shall appear upon the stock books of the Obligor, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Debenture during the 20-day calendar period commencing the date of such notice to the effective date of the event triggering such notice.

         (e)      Other Provisions.

          (i) The Obligor covenants that all shares of Common Stock that shall be issuable pursuant to this Section 1 shall, upon issue, be duly and validly authorized, issued and fully paid, and nonassessable.

          (ii) Upon a conversion hereunder the Obligor shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Closing Bid Price at such time. If the Obligor elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

          (iii) The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Obligor shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debenture so converted and the Obligor shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Obligor the amount of such tax or shall have established to the satisfaction of the Obligor that such tax has been paid.

          (iv) Nothing herein shall limit a Holder's right to pursue actual damages for the Obligor's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, in each case without the need to post a bond or provide other security. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

     Section 2. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:


If to the Company, to:          GS CleanTech Corporation
                                One Penn Plaza, Suite 1612
                                New York, New York 10119
                                Attn: Kevin Kreisler
                                Telephone:        (212) 994-5374
                                Fax:  (646) 572-6336

With a copy to:                 Robert Brantl, Esq.
                                52 Mulligan Lane
                                Irvington, NY 10553
                                Telephone:   (914) 693-3026
                                Fax:  (914) 693-1807

If to the Holder:               Kerns Manufacturing Corp.
                                37-14 29th Street
                                Long Island City, New York 11101
                                Attention:  Mr. Simon Srybnik, Chairman
                                Telephone:  718-784-4044
                                Fax: 718-786-0534

With a copy to:                 Robert W. Berend, Esq.
                                Wachtel & Masyr, LLP
                                110 East 59th Street
                                New York, NY 10022
                                Telephone:  212-909-9602
                                Facsimile:  212-909-9455

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) business days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

     Section 3. Definitions. For the purposes hereof, the following terms shall have the following meanings:


          "Common Stock" means the common stock, par value $.001, of the Obligor and stock of any other class into which such shares may hereafter be changed or reclassified.

         "Conversion Date" shall mean the date upon which the Holder gives the Obligor notice of its intention to effectuate a conversion of this Debenture into shares of the Company's Common Stock as outlined herein.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Underlying Shares" means the shares of Common Stock issuable upon conversion of this Debenture.

     Section 4. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Obligor, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Obligor, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

     Section 5. If this Debenture is mutilated, lost, stolen or destroyed, the Obligor shall execute and deliver, in exchange and substitution for and upon cancellation of the mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Obligor.

     Section 6. Any waiver by the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

     Section 7. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

     IN WITNESS WHEREOF, the Obligor has caused this Secured Convertible Debenture to be duly executed by a duly authorized officer as of the date set forth above.


                                  COMPANY:
                                  GS CLEANTECH CORPORATION

                                  By:________________________
                                  Name:    Kevin Kreisler
                                  Title: Chairman

                                   EXHIBIT "B"


                              NOTICE OF CONVERSION


        (To be executed by the Holder in order to convert the Debenture)



TO:

     The undersigned hereby irrevocably elects to convert $________________ of the principal amount of the above Debenture into Shares of Common Stock of GS CleanTech Corporation, according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:                        _________________________
Applicable Conversion Price:            _________________________
Signature:                              _________________________
Name:                                   _________________________
Address:                                _________________________
Amount to be converted:                 $________________________
Amount of Debenture unconverted:        $________________________
Conversion Price per share:             $________________________
Number of shares of Common Stock
to be issued:                           _________________________
Please issue the shares of Common
Stock in the following name and to
the following address:                  _________________________
Issue to:                               _________________________
Authorized Signature:
Name:                                   _________________________
Title:                                  _________________________
Phone Number:                           _________________________
Broker DTC Participant Code:            _________________________
Account Number:                         _________________________

                                   EXHIBIT "C"

                         Form of Mutual General Releases

(a) Plaintiff Kerns Manufacturing Corporation, and its present, former and future directors, officers, employees, shareholders, agents, representatives, committees, committee members, owners, principals, parent companies, divisions, subsidiaries, affiliates, associates, predecessors and their directors, officers, employees, shareholders, agents, representatives, owners, principals, and associates, as well as its successors, heirs, assigns, executors, administrators, and attorneys, and all persons acting by, through, under or in concert with it, hereby releases, acquits, and forever discharges Defendants Veridium Corporation and KBF Pollution Management, Inc., and their respective present, former and future directors, officers, employees, shareholders, agents, representatives, committees, committee members, owners, principals, parent companies, divisions, subsidiaries, affiliates, associates, predecessors and their respective directors, officers, employees, shareholders, agents, representatives, owners, principals, and associates, as well as their respective successors, heirs, assigns, executors, administrators, and attorneys, and all persons acting by, through, under or in concert with them, from any and all potential claims, demands, manner of action and actions, cause and causes of action, suits, debts, liabilities, losses, damages, attorneys' fees, costs, expenses, judgments, settlements, interest, fines, punitive damages and extra-contractual damages of whatever nature, in law or in equity, whether known or unknown, liquidated or unliquidated, accrued or unaccrued, from the beginning of time through the date hereof;

(b) Defendants Veridium Corporation and KBF Pollution Management, Inc., and their respective present, former and future directors, officers, employees, shareholders, agents, representatives, committees, committee members, owners, principals, parent companies, divisions, subsidiaries, affiliates, associates, predecessors and their directors, officers, employees, shareholders, agents, representatives, owners, principals, and associates, as well as its successors, heirs, assigns, executors, administrators, and attorneys, and all persons acting by, through, under or in concert with them, hereby release, acquit, and forever discharge Plaintiff Kerns Manufacturing Corporation and its present, former and future directors, officers, employees, shareholders, agents, representatives, committees, committee members, owners, principals, parent companies, divisions, subsidiaries, affiliates, associates, predecessors and their directors, officers, employees, shareholders, agents, representatives, owners, principals, and associates, as well as its successors, heirs, assigns, executors, administrators, and attorneys, and all persons acting by, through, under or in concert with it, from any and all potential claims, demands, manner of action and actions, cause and causes of action, suits, debts, liabilities, losses, damages, attorneys' fees, costs, expenses, judgments, settlements, interest, fines, punitive damages and extra-contractual damages of whatever nature, in law or in equity, whether known or unknown, liquidated or unliquidated, accrued or unaccrued, from the beginning of time through the date hereof.